UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2021
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 7, 2021, HP Inc. (the “Company”) priced a $2,000,000,000 notes offering, consisting of $1,000,000,000 in aggregate principal amount of 1.450% notes due 2026 (the “2026 Notes”) and $1,000,000,000 in aggregate principal amount of 2.650% notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”). The offering is expected to close on June 16, 2021, subject to customary closing conditions. The Company intends to use the net proceeds from the sale of the 2026 Notes for general corporate purposes, including the redemption of all the Company’s outstanding 4.375% Global Notes due 2021 and 4.650% Global Notes due 2021, and it intends to allocate an amount equal to the net proceeds from the sale of the 2031 Notes to finance or refinance, in whole or in part, one or more new or existing Eligible Projects. “Eligible Projects” are investments and expenditures made by the Company or any of its subsidiaries beginning after the issuance of the 2031 Notes, or in the 24 months prior to the issuance of the 2031 Notes, in or on eligible Green Projects and/or Social Projects as defined in and aligned with the four core components of the Green Bond Principles, 2018, the Social Bond Principles, 2020, and the Sustainability Bond Guidelines, 2020.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any other jurisdiction, and will be offered and sold to persons reasonably believed to be “qualified institutional buyers” in the United States in reliance on Rule 144A under the Act and to persons outside of the United States in offshore transactions in accordance with Regulation S under the Act.

Forward-looking statements

This document contains forward-looking statements within the meaning of the federal securities laws. Any such statements involve risks, uncertainties, and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies, and objectives of the Company for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties, and assumptions include the possibility that the Company may not achieve its environmental and social goals; that the Company may not successfully identify and/or complete eligible projects; and other risks that are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2020, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2021 and April 30, 2021, and the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: June 7, 2021	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Assistant Secretary